                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 12, 1999

                            V.I. TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

                                   000-24241
                                 (Commission
                                 File Number)

               Delaware                           11-328476
           (State or other                      (IRS Employer
           jurisdiction of                   Identification No.)
            incorporation)

                                155 Duryea Road
                           Melville, New York 11747

              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (516) 752-7314
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The undersigned registrant hereby amends Item 7 of its Current Report on Form
8-K, originally filed by the registrant with the Securities and Exchange Commission on November 24, 1999, to read in its entirety as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of business acquired.
     ----------------------------------------------

          The audited consolidated financial statements of Pentose and the related Reports of Independent Public Accountants required to be filed are set forth on pages F-28 through F-42 of the Joint Prospectus/Proxy Statement included in VITEX's registration statement on Form S-4 (No. 333-87443) ("Joint Prospectus/Proxy Statement"). Such information is incorporated herein by reference. The unaudited financial statements of Pentose as of September 30, 1999 and for the nine months ended September 30, 1999 and 1998 and for the cumulative period from inception (June 8, 1995) to September 30, 1999 are filed in Exhibit 99.2 hereto and are incorporated herein by reference.

     (b)  Pro forma financial information.
     ------------------------------------

          The pro forma financial statements required to be filed are filed as
Exhibit 99.2 hereto and are incorporated herein by reference.

     (c)  Exhibits.

               The following exhibits are filed as part of this report pursuant to Item 601 of Regulation S-K:

                  Exhibit
                  Number            Description
                  2.1               Agreement and Plan of Merger dated as of July 28, 1999, by and among VITEX, Pentose, and certain stockholders of Pentose. Filed as Exhibit 2 to the Registrant's Registration Statement on Form
                                    S-4, as amended (Registration Statement No. 333-87443) and incorporated herein by reference.

                  2.2               Amendment to Agreement and Plan of Merger dated as of November
                                    8, 1999, by and among VITEX, Pentose, and certain stockholders of Pentose. Filed as Exhibit 2.1 to the Registrant's
                                    Registration Statement on Form S-4, as amended (Registration
                                    Statement No. 333-87443) and incorporated herein by reference.

                  23.1              Consent of Arthur Andersen LLP filed herewith.

                  23.2              Consent of PricewaterhouseCoopers LLP filed herewith.

                  99.1              VITEX's Press Release dated November 15, 1999. Previously filed.

                  99.2              VITEX and Pentose Unaudited Pro Forma Condensed Combined (i)
                                    Balance Sheet as of October 2, 1999; (ii) Statements of
                                    Operations for three quarters ended October 2, 1999 and for the fiscal year ended January 2, 1999 and (iii) related Notes to
                                    Pro Forma Condensed Combined Financial Statements; and unaudited financial statements of Pentose as of September 30, 1999 and for the nine months ended September 30, 1999 and 1998 and for the cumulative period from inception (June 8, 1995) to September 30, 1999.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 10, 2000                V.I. TECHNOLOGIES, INC.
                                        (Registrant)

                                        By:  /s/ Thomas T. Higgins
                                        ---  ----------------------------------
                                             Thomas T. Higgins
                                             Executive Vice President,
                                             Operations and Chief Financial
                                             Officer

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                                 EXHIBIT INDEX

Exhibit
Number         Description

2.1 Agreement and Plan of Merger dated as of July 28, 1999, by and among VITEX, Pentose, and certain stockholders of Pentose. Filed as Exhibit 2 to the Registrant's Registration Statement on Form S-4, as amended (Registration Statement No. 333-87443) and incorporated herein by reference.

2.2 Amendment to Agreement and Plan of Merger dated as of November 8, 1999, by and among VITEX, Pentose, and certain stockholders of Pentose. Filed as Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, as amended (Registration Statement No. 333-87443) and incorporated herein by reference.

23.1           Consent of Arthur Andersen LLP filed herewith.

23.2           Consent of PricewaterhouseCoopers LLP filed herewith.

99.1           VITEX's Press Release dated November 15, 1999. Previously filed.

99.2 VITEX and Pentose Unaudited Pro Forma Condensed Combined (i) Balance Sheet as of October 2, 1999; (ii) Statements of Operations for three quarters ended October 2, 1999 and for the fiscal year ended January 2, 1999 and (iii) related Notes to Pro Forma Condensed Combined Financial Statements; and unaudited financial statements of Pentose as of September 30, 1999 and for the nine months ended September 30, 1999 and 1998 and for the cumulative period from inception (June 8, 1995) to September 30, 1999 filed herewith.

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